Exhibit 10.41
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER (this “Amendment”), dated as of September 9, 2022, is entered into by and among LINGO MANAGEMENT, LLC, a Delaware limited liability company (“Borrower”), the Affiliates of the Borrower identified on the signature pages hereto (collectively, the “Secured Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Banc of California, N.A., as Administrative Agent, with reference to the following facts:
RECITALS

A.The Borrower, the Secured Guarantors, the financial institution identified therein as Lender (the “Closing Date Lender”), and Banc of California as Administrative Agent, are parties to a Credit Agreement dated as of August 16, 2022 (the “Credit Agreement”), pursuant to which the Closing Date Lender made a Term Loan to the Borrower in the aggregate original principal amount of $45,000,000.
B.The Borrower wishes to obtain an Incremental Term Loan in the aggregate original principal amount of $7,500,000 pursuant to Section 2.16 of the Credit Agreement, and Grasshopper Bank (the “New Lender”) is willing to become a Lender and to provide such Incremental Term Loan.
NOW, THEREFORE, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned to such terms in the Credit Agreement.
2.Incremental Term Loan; Amendment to Schedule 1.01(b). Upon the New Lender’s funding of the Incremental Term Loan in the aggregate original principal amount of $7,500,000 on the effective date of the Amendment, the aggregate outstanding principal amount of the Term Loans will be increased from $45,000,000 to $52,500,000. Schedule 1.01(b) to the Credit Agreement is hereby amended and restated in its entirety to read in full as set forth on Schedule 1.01(b) hereto to reflect such increase in the aggregate outstanding principal amount of the Term Loans.
3.Commitment of New Lender. Pursuant to the joinder provisions of Section 4 below, as of the effective date of this Amendment, the New Lender shall be a Lender with a Commitment of
$7,500,000. The New Lender’s pro rata share of the aggregate outstanding Term Loans is set forth on Schedule 1.01(b) attached hereto. On the effective date of this Amendment, the New Lender shall fund its entire Commitment by wire transferring $7,500,000 to the Administrative Agent, the proceeds of which the Administrative Agent shall disburse in accordance with the Disbursement Instructions Letter dated as of the date hereof from the Borrower to the Administrative Agent (the “Disbursement Instructions”).
4.Joinder of New Lender as a Lender. By its execution of this Amendment, effective as of the effective date of this Amendment, the New Lender shall be a Lender for all purposes under the Credit Agreement and the other Loan Documents and shall be joined, and shall have bound itself to, the Credit Agreement and to all other Loan Documents to which Lenders are bound generally as of the effective date hereof. The New Lender hereby assumes all of the obligations of a Lender under the Credit Agreement and the other Loan Documents and shall be entitled to all of the rights and benefits of a Lender under the Loan Documents. In furtherance of this joinder agreement, the New Lender hereby agrees to furnish the

Administrative Agent a completed Administrative Questionnaire, an Internal Revenue Service Form W-9, and any other agreements, documents or instruments that Lenders are required or reasonably requested by the Administrative Agent or the Borrower to deliver to the Administrative Agent or to the Borrower pursuant to the Credit Agreement.
5.Amendment to Amortization Schedule. Section 2.01(d) of the Credit Agreement is hereby amended and restated to read in full as follows:
“(d)    On each date set forth below, the Borrower shall repay the principal of the Term Loans in an aggregate amount equal to the corresponding amount set forth below (each such amount, a ‘Term Loan Reduction Installment’), as each such Term Loan Reduction Installment shall be ratably increased pursuant to a Lender Joinder Agreement in connection with any outstanding Incremental Term Loans:

Payment Date	Term Loan Reduction Installment Amount
September 30, 2022	$0.00
December 31, 2022	$0.00
March 31, 2023	$1,640,625
June 30, 2023	$1,640,625
September 30, 2023	$1,640,625
December 31, 2023	$1,640,625
March 31, 2024	$1,968,750
June 30, 2024	$1,968,750
September 30, 2024	$1,968,750
December 31, 2024	$1,968,750
March 31, 2025	$2,625,000
June 30, 2025	$2,625,000
September 30, 2025	$2,625,000
December 31, 2025	$2,625,000
March 31, 2026	$2,625,000
June 30, 2026	$2,625,000
September 30, 2026	$2,625,000
December 31, 2026	$2,625,000
March 31, 2027	$2,625,000
June 30, 2027	$2,625,000

The final Term Loan Reduction Installment shall be due on the Term Loan Maturity Date and shall be in an amount equal to all principal and interest outstanding with respect to the Term Loans (including but not limited to any Incremental Term Loans). The aggregate amount payable to any Lender on any date set forth in this Section 2.01(d) shall be determined in accordance with the provisions of Section 2.14.”
6.Incremental Term Loan Commitment Fee. On the effective date of this Amendment, Borrower shall pay to the Administrative Agent, for the account of New Lender, the $37,500 Incremental Term Loan Commitment Fee required under the Fee Letter.
7.Conditions Precedent. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions:

(i)This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Secured Guarantors, the New Lender, and each of the other Lenders;
(ii)New Lender Note. The Borrower shall have executed and delivered to the Administrative Agent for delivery to the New Lender a Term Note in the original principal amount of
$7,500,000 in favor of the New Lender;
(iii)Acknowledgment of Guaranties by Parent and Ultimate Parent. Parent and Ultimate Parent shall have executed the Acknowledgment of Parent and Ultimate Parent Guarantors attached to this Amendment;
(iv)Disbursement Instructions. The Administrative Agent shall have received the Disbursement Instructions, duly executed by the Borrower;
(v)Loan Notice. The Administrative Agent shall have received a Loan Notice, duly executed by Borrower;
(vi)No Default or Event of Default.    No Default or Event of Default shall have occurred and be continuing as of the date hereof; and
(vii)Representations and Warranties. The representations and warranties contained in the Credit Agreement are true and correct on and as of the Incremental Commitment Effective Date for the Incremental Term Loan Facility described in this Amendment and after giving effect to such Incremental Term Loan Facility (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
8.Reaffirmation and Ratification. The Borrower hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement and acknowledges that all of the terms and conditions of the Credit Agreement, as amended hereby, remain in full force and effect.
9.Integration. This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.
10.Counterparts; Electronic Signatures. This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
11.Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of California.
[Rest of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:    LINGO MANAGEMENT, LLC,
a Delaware limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title:Chief Implementation Officer

First Amendment to Credit Agreement and Joinder

SECURED GUARANTORS:    LINGO NEWCOI INC.,
a Michigan corporation,

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title:    Chief Implementation Officer
BULLSEYE TELECOM, INC.,
a Michigan corporation

By:    /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title:    Secretary and Treasurer

BULLSEYE BUSINESS SOLUTIONS HOLDINGS, INC.,

By:    /s/Ananth Veluppillai
Name: Ananth Veluppillai Title:    Secretary and Treasurer
BANDWAVE SYSTEMS, L.L.C.,
a Pennsylvania limited liability company

By:    /s/Ananth Veluppillai
Name: Ananth Veluppillai Title:    Secretary and Treasurer

BULLSEYE TELECOM OF VIRGINIA, LLC,
a Virginia limited liability company

By:    /s/Ananth Veluppillai
Name: Ananth Veluppillai Title:    Secretary and Treasurer

TEMPO TELECOM, LLC,
a Georgia limited liability company

By:/s/Ananth Veluppillai
Name: Ananth Veluppillai
Title:    Chief Implementation Officer First Amendment to Credit Agreement and Joinder

LINGO TELECOM OF THE WEST, LLC,
a Delaware limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title:    Chief Implementation Officer

IMPACT ACQUISITION, LLC,
a Delaware limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title:    Chief Implementation Officer

IMPACT TELECOM, LLC,
a Nevada limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title:    Chief Implementation Officer

LINGO TELECOM, LLC,

                    A Texas limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title:    Chief Implementation Officer

LINGO TELECOM OF VIRGINIA, LLC,
a Virginia limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title:    Chief Implementation Officer

LINGO COMMUNICATIONS OF KENTUCKY, LLC
a Georgia limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title:    Chief Implementation Officer

First Amendment to Credit Agreement and Joinder

ADMINISTRATIVE AGENT:    BANC OF CALIFORNIA, N.A.

By: /s/Carlos Ramos
Nam Carlos Ramos
Title:    Senior Vice President

First Amendment to Credit Agreement and Joinder

LENDERS:    BANC OF CALIFORNIA, N.A.

By: /s/Carlos Ramos
Nam Carlos Ramos
Title:    Senior Vice President

First Amendment to Credit Agreement and Joinder

GRASSHOPPER BANK

By: /s/Max Furman
Nam Max Furman
Title:    Senior Vice President

First Amendment to Credit Agreement and Joinder

ACKNOWLEDGMENT OF PARENT AND ULTIMATE PARENT GUARANTORS

The undersigned (the "Parent and Ultimate Parent Guarantors") hereby acknowledge and agree to the attached First Amendment to Credit Agreement and Joinder (the "First Amendment"), including, without limitation, the Incremental Term Loan to be made by Grasshopper Bank to the Borrower thereunder. The Parent and Ultimate Parent Guarantors acknowledge and reaffirm their obligations owing to the Secured Parties under their respective unconditional guaranties (collectively, the "Guarantees"), and the Parent and Ultimate Parent Guarantors agree that their respective Guarantees are and shall remain in full force and effect notwithstanding the First Amendment. Although the Parent and Ultimate Parent Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Parent and Ultimate Parent Guarantors understand that neither the Administrative Agent nor any other Secured Party has any obligation to inform the Parent and Ultimate Parent Guarantors of such matters in the future nor any obligation to seek the Parent and Ultimate Parent Guarantors' acknowledgement or agreement to future amendments, consents or waivers with respect to the Credit Agreement, and nothing herein shall create such a duty.
All initially capitalized terms used in this Acknowledgment of Guarantors shall have the respective meanings set forth for such terms in the Credit Agreement referred to in the First Amendment.
Dated: As of September 9, 2022    B. RILEY PRINCIPAL INVESTMENTS, LLC,
a Delaware limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai Title:    Chief Operating Officer

B. RILEY FINANCIAL, INC.,
a Delaware corporation

By: /s/ Phillip Ahn
Name: Phillip Ahn
Title:    Chief Financial Officer & Chief Operating Officer

First Amendment to Credit Agreement and Joinder